UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2022

ENVIRO TECHNOLOGIES U.S., INC.

(Exact name of registrant as specified in its charter)

Florida	000-30454	82-0266517
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

408 State Hwy 135N, Kilgore, Texas	75662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 903-392-0948

________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on August 23, 2022, Enviro Technologies U.S., Inc. (the “Company”) issued John A. DiBella a 6% unsecured convertible promissory note in the principal amount of $815,565, convertible at the option of Mr. DiBella at $0.06 per share, with a maturity date of September 6, 2023 (the “Payroll Note”). In addition, on September 6, 2022 the Company issued John A. DiBella a 6% unsecured promissory note in the principal amount of $139,000, in satisfaction of Mr. DiBella’s advances to the Company with a maturity date of December 6, 2022 (the “Short Term Note”). Effective December 29, 2022 Mr. DiBella converted $60,000 of the principal amount of the Payroll Note for 1,000,000 shares of restricted common stock pursuant to the conversion terms of the Payroll Note (the “Conversion Shares”), reducing the principal amount under the Payroll Note to $755,565.

The issuance of the Conversion Shares was not registered under the Securities Act of 1933, as amended, in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Conversion Shares are being issued in connection with the partial conversion of the Payroll Note; (b) there was no additional consideration of value being delivered by Mr. DiBella in connection with the conversion; and (c) there are no commissions or other remuneration being paid by the Company in connection with the conversion. The Conversion Shares contain a legend restricting their transferability absent registration or applicable exemption.

Item 8.01 Other Events.

To the extent required by this Item 8.01, the information included under Item 3.02 above is incorporated herein by reference. The Company and Mr. DiBella agreed to amend the Short Term Note to provide for repayment in three equal consecutive monthly installments, the initial payment due on December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRO TECHNOLOGIES U.S., INC.

Date: December 29, 2022	By:	/s/ Jimmy R. Galla
Jimmy R. Galla, Chief Executive Officer and Chief Financial Officer

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